Exhibit 99.1

Windstream to acquire D&E Communications

•	Nearly doubles company’s operating presence in Pennsylvania with addition of approximately 165,000 access lines and about 44,000 high-speed Internet customers

•	Expands CLEC operations with addition of seven markets in Pennsylvania

•	Provides opportunity to generate significant synergies and operating efficiencies with contiguous markets

•	Accretive to free cash flow in first full year and reduces dividend payout ratio

Release date: May 11, 2009

LITTLE ROCK, Ark. - Windstream Corporation (NYSE: WIN) announced today that it has entered into a definitive agreement to acquire D&E Communications (NASDAQ: DECC), based in Ephrata, Pa., in a transaction valued at approximately $330 million.

D&E Communications shareholders will receive 0.650 shares of Windstream stock and $5 in cash per each D&E share under terms of the agreement approved by the board of directors of both companies. Windstream expects to issue approximately 9.5 million shares of stock valued at $86 million, based on the company’s closing stock price on May 8, 2009, and pay approximately $73 million in cash as part of the transaction. Windstream also will assume estimated net debt of approximately $171 million. Windstream intends to finance the acquisition with existing cash and current capacity on its revolving credit agreement.

“D&E Communications is an exceptional, well-run company with a quality network that is 100 percent broadband capable,” said Jeff Gardner, president and CEO of Windstream. “These properties significantly expand our operations in Pennsylvania and provide the opportunity to grow cash flow, reduce our dividend payout ratio and create value for shareholders and customers.”

The acquisition is expected to close in the second half of 2009, subject to certain conditions, including necessary approvals from federal and state regulators and D&E Communications shareholders.

Operating Information

Windstream adds highly complementary rural properties in Pennsylvania under the transaction. Windstream currently has approximately 200,000 access lines and serves 85 exchanges in Pennsylvania.

D&E Communications has approximately 118,000 ILEC access lines and about 44,000 high-speed Internet customers. High-speed Internet service is available to 100 percent of D&E’s ILEC lines, nearly half of which can offer speeds up to 10 Mbps.

D&E operates as a competitive local exchange carrier (CLEC) in Altoona, Harrisburg, Lancaster, Pottstown, Reading, State College and Williamsport and serves approximately 47,000 lines.

The transaction also includes six wireless licenses for 700 MHz spectrum covering a population of approximately 1.3 million in central Pennsylvania.

Financial Information

D&E Communications generated $148 million in revenue and $64 million in operating income before depreciation and amortization (OIBDA) in the twelve months ended March 31, 2009.

Windstream estimates the transaction will be accretive to free cash flow after expected annual synergies of approximately $25 million in operating expenses and capital expenditure savings. The transaction value represents a multiple of 3.7x OIBDA, after expected synergies.

Additional Information

Stephens Inc. and Goldman, Sachs & Co. acted as financial advisers and Kutak Rock LLP acted as legal adviser to Windstream on the transaction. Credit Suisse Securities (USA) LLC and Barley Snyder LLC acted as financial and legal advisers to D&E Communications.

Non-GAAP Financial Measures

This press release references the non-GAAP financial measure OIBDA for the twelve months ended March 31, 2009. A reconciliation of OIBDA to the most directly comparable GAAP measure is presented below:

Operating income under GAAP:		$(10 million	)
Depreciation and amortization:		$29 million
Goodwill and intangible asset impairment:	+	$46 million

OIBDA:		$64 million

About Windstream

Windstream Corporation is an S&P 500 company that provides digital phone, high-speed Internet and high-definition video and entertainment services to residential and business customers in 16 states. The company has approximately 3 million access lines and about $3.2 billion in annual revenues. Windstream is ranked 4th in the 2009 BusinessWeek 50 ranking of the best performing U.S. companies. For more information about Windstream, visit www.windstream.com.

About D&E Communications

D&E is an integrated communications provider offering residential Voice, Video, High Speed Broadband and On-Site Computer Support services as well as business-class Networking, Business Continuity, IT, Security, Voice and Training solutions. Based in Lancaster County, D&E has been serving communities in central Pennsylvania with industry-leading innovation and an enterprising spirit for more than 100 years. For more information, visit www.decommunications.com.

Cautionary Statement Regarding Forward-Looking Statements

Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements regarding the completion of the acquisition and expected benefits of the acquisition, are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: receipt of required approvals of regulatory agencies and D&E Communications’ stockholders; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of D&E Communications operations into Windstream will be greater than expected; the ability of the combined company to retain and hire key personnel; and those additional factors under the caption “Risk Factors” in Windstream’s Form 10-K for the year ended Dec. 31, 2008. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream’s actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream’s future results included in Windstream’s filings with the Securities and Exchange Commission at www.sec.gov.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of the proposed merger of D&E Communications and Windstream. In connection with the proposed merger, Windstream will file a Registration Statement on Form S-4 and D&E Communications will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE FORM S-4 AND THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to shareholders of D&E Communications. Investors and security holders may obtain a free copy of the Form S-4 and the proxy statement, when they become available, and other documents filed by Windstream and D&E Communications with the SEC, at the SEC’s Web site at www.sec.gov. Free copies of the Form S-4 and the proxy statement, when they become available, may also be obtained from Windstream upon written request to

Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, Arkansas 72212 or by calling (866) 320-7922, or from D&E Communications upon written request to D&E Communications, P.O. Box 458, Ephrata, Pennsylvania 17522, Attention: Corporate Secretary or by calling (877) 433-8632.

D&E Communications, Windstream and their respective officers and directors may be deemed to be soliciting proxies from D&E Communications’ shareholders in favor of the proposed merger. Information regarding D&E Communications’ directors and executive officers can be found in D&E Communications’ Annual Report on Form 10-K filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

-end-

Media Relations Contact:

David Avery, 501-748-5876

david.avery@windstream.com

Investor Relations Contact:

Mary Michaels, 501-748-7578

mary.michaels@windstream.com

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